Exhibit 32

             NEVSTAR GAMING AND ENTERTAINMENT CORPORATION


Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10Q for the quarter ended March 31, 2004 (the "Report") by Nevstar Gaming and Entertainment Corporation, the undersigned hereby certifies that:

       1. The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

       2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Registrant.


                                            /s/ William O. Fleischman
                                            ___________________
                                            Chief Executive Officer and
                                            Chief Financial Officer